UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2021

Datadog, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39051	27-2825503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 8th Avenue,	45th Floor
New York,	NY	10018
(Address of Principal Executive Offices)		(Zip Code)
(866) 329-4466
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	DDOG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 10, 2021, Datadog, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”).
Proposal 1 – Election of Directors
Alexis Lê-Quôc and Michael Callahan were each elected to serve as a Class II director of the Company’s Board of Directors until the 2024 Annual Meeting of Stockholders and until his successor is duly elected or until his earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alexis Lê-Quôc	862,162,407	29,680,923	37,583,323
Michael Callahan	863,940,479	27,902,851	37,583,323
Proposal 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
882,121,439	9,118,620	603,271	37,583,323
Proposal 3 – Approval, on a Non-Binding, Advisory Basis, of the Frequency of Future Non-Binding Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers
Shareholders voted with respect to the proposal to indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers, by the following votes:

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
891,010,140	72,134	666,480	94,576	37,583,323
Proposal 4 – Ratification of the Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, by the following votes:

Votes For	Votes Against	Votes Abstain
929,010,003	282,192	134,458

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datadog, Inc.
Dated: June 16, 2021
	By:	/s/ David Obstler
David Obstler
Chief Financial Officer